Reference Number:  FXNEC9121
RALI Series 2007-QS1 Trust
January 30, 2007

[OBJECT OMITTED]]
                                                                                 BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                   383 MADISON AVENUE
                                                                                             NEW YORK, NEW YORK 10179
                                                                                                         212-272-4009

DATE:                               January 30, 2007

TO:                                 RALI Series 2007-QS1 Trust
                                    c/o  Deutsche  Bank  Trust  Company  Americas,  not  individually,  but solely as trustee
ATTENTION:                          Trust Administration - RF07Q1
TELEPHONE:                          714-247-6000
FACSIMILE:                          714-855-1557

FROM:                               Derivatives Documentation
TELEPHONE:                          212-272-2711
FACSIMILE:                          212-272-9857

SUBJECT:                            Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC9121

The  purpose of this  letter  agreement  ("Agreement")  is to confirm  the terms and  conditions  of the  Transaction entered into on the Trade Date specified  below (the "  Transaction")  between Bear Stearns  Financial  Products Inc.
("Bear  Stearns")  and RALI  Series  2007-QS1  Trust  ("Counterparty").  Reference  is hereby made to the Pooling and
Servicing  Agreement,  dated as of January 30, 2007, among Residential  Accredit Loans, Inc, as seller ("Seller") and as company  ("Company"),  Residential  Funding Company,  LLC, as master servicer  ("Master  Servicer""),  Residential
Accredit Loans,  Inc., as depositor  ("Depositor") and Deutsche Bank Trust Company Americas,  as trustee  ("Trustee")
(the "Pooling and Servicing  Agreement").  This letter  agreement  constitutes the sole and complete  "Confirmation,"
as referred to in the "ISDA Master  Agreement"  (as defined  below),  as well as a  "Schedule"  as referred to in the
ISDA Master Agreement.

(1)      This  Confirmation  is  subject  to the 2000 ISDA  Definitions  (the  "DEFINITIONS"),  as  published  by the
         International  Swaps and Derivatives  Association,  Inc. ("ISDA").  Any reference to a "Swap Transaction" in the  Definitions  is deemed to be a reference to a  "Transaction"  for purposes of this  Agreement,  and any reference to a  "Transaction"  in this  Agreement is deemed to be a reference  to a "Swap  Transaction"  for purposes  of the  Definitions.  This  Confirmation  shall  supplement,  form a part of, and be subject to an agreement  in the  form of the ISDA  Master  Agreement  (Multicurrency  - Cross  Border)  as  published  and copyrighted  in 1992 by the  International  Swaps  and  Derivatives  Association,  Inc.  (the  "ISDA  MASTER
         AGREEMENT"),  as if Bear Stearns and Counterparty had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this  Confirmation  (the  "SCHEDULE"),  and an ISDA Credit Support
         Annex  (Bilateral Form - ISDA Agreements  Subject to New York Law Only version) as published and copyrighted in 1994 by the  International  Swaps and  Derivatives  Association,  Inc.,  with Paragraph 13 thereof as set forth in  Annex A hereto  (the  "CREDIT  SUPPORT  ANNEX").  For the  avoidance  of  doubt,  the  Transaction described herein shall be the sole Transaction  governed by such ISDA Master Agreement.  In the event of any inconsistency  among any of the following  documents,  the relevant document first listed shall govern:  (i)
         this  Confirmation,  exclusive  of the  provisions  set forth in Item 3 hereof and Annex A hereto;  (ii) the
         Schedule;  (iii) the Credit Support Annex; (iv) the Definitions;  and (v) the ISDA Master  Agreement.  Terms
         capitalized  but not defined herein shall have the meanings  attributed to them in the Pooling and Servicing
         Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing  Agreement or to a  "Section"  of this  Agreement  will be  construed  as a  reference  to a Section of the ISDA Master
         Agreement;  each herein  reference to a "Part" will be construed as a reference to Schedule;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(2)    The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                     With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

       Trade Date:                          January 23, 2007

       Effective Date:                      January 30, 2007

       Termination Date:                    August  25,  2011,   subject  to  adjustment  in  accordance  with  the
                                            Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 January 30, 2007

              Fixed Amount:USD 369,000

       FLOATING AMOUNTS:

              Floating Rate Payer:          Bear Stearns

              Cap Rate:                     5.45000%

              Floating Rate Payer
              Period End Dates:             The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,   commencing   February   25,   2007  and  ending  on  the
                                            Termination Date, with No Adjustment.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating  Rate Payer Payment
                                            Date shall be two Business  Days  preceding  each  Floating  Rate Payer
                                            Period End Date.

              Floating Rate Option:         The lesser of (i) 8.95000% and (ii) USD-LIBOR-BBA;  provided,  however, that all  references  in Sections  7.1(w)(xvii)  and  7.1(w)(xx) of the
                                            Definitions  to "on the day that is two London  Banking Days  preceding that Reset Date" shall be deleted  and  replaced  with "on the day that is two New York and London Banking Days preceding that Reset Date."

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates:                  The first day of each Calculation Period.

              Compounding:                  Inapplicable

              Business Days:                New York

              Business Day
              Convention:                   Following

              Calculation Agent:            Bear Stearns

(3)      Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.  Termination Provisions.

For purposes of the ISDA Master Agreement:

(a)      "SPECIFIED ENTITY" will have the meaning specified in Section 14.

(b)      "SPECIFIED TRANSACTIONS" will not apply to Bear Stearns or Counterparty for any purpose.

(c)      The "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i) will apply to Bear Stearns and will apply to Counterparty;  provided that  notwithstanding  anything to the contrary in Section 5(a)(i) or Paragraph 7 of the Credit  Support  Annex,  any failure by Bear Stearns to comply with or perform any  obligation  to be complied with or performed by Bear Stearns under the Credit  Support Annex shall not  constitute an Event of
         Default under Section  5(a)(i) unless (A) a Moody's Second Level  Downgrade has occurred and been continuing for 30 or more Local  Business  Days and (B) such  failure  is not  remedied  on or before  the third  Local
         Business Day after notice of such failure is given to Bear Stearns.

(d)      The "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii) will apply to Bear Stearns and will not apply to Counterparty.

(e)      The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii) will apply to (x) Bear Stearns;  provided that  notwithstanding  anything to the  contrary  in Section  5(a)(iii)(1),  any failure by Bear  Stearns to comply with or perform any  obligation  to be complied  with or performed  by Bear Stearns  under the Credit
         Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A) a Moody's Second
         Level  Downgrade has occurred and been  continuing  for 30 or more Local  Business Days and (B) such failure is not  remedied on or before the third Local  Business  Day after  notice of such  failure is given to Bear
         Stearns and (y) Counterparty  solely in respect of  Counterparty's  obligations  under Paragraph 3(b) of the
         Credit Support Annex.

(f)      The  "MISREPRESENTATION"  provisions of Section  5(a)(iv) will apply to Bear Stearns and will not apply to
         Counterparty.

(g)      The "DEFAULT UNDER SPECIFIED  TRANSACTION"  provisions of Section 5(a)(v) will and will not apply to apply to Bear Stearns or Counterparty.

(h)      The "CROSS  DEFAULT"  provisions  of Section  5(a)(vi)  will apply to Bear  Stearns  and will not apply to
         Counterparty.

                  "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14.

                  "THRESHOLD AMOUNT" means USD 100,000,000.

(i)      The  "BANKRUPTCY"  provisions  of  Section  5(a)(vii)  will  apply  to Bear  Stearns  and  will  apply  to
         Counterparty  except that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such  provisions refer  to  any  appointment  contemplated  or  effected  by  the  Pooling  and  Servicing  Agreement  or any
         appointment to which  Counterparty  has not become subject to), (7) and (9) will not apply to  Counterparty;
         provided that, with respect to  Counterparty  only,  Section  5(a)(vii)(4) is hereby amended by adding after the words  "against it" the words  "(excluding  any  proceeding or petition  instituted or presented by Bear
         Stearns)",  and  Section  5(a)(vii)(8)  is hereby  amended  by  deleting  the words "to (7)  inclusive"  and inserting lieu thereof ", (3), (4) as amended, (5) or (6) as amended".

(j)      The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii) will apply to Bear Stearns and will apply to
         Counterparty;  provided  that Bear Stearns shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(k)      The  "CREDIT  EVENT  UPON  MERGER"  provisions  of  Section  5(b)(iv)  will not apply to Bear  Stearns  or
         Counterparty.

(l)      The  "AUTOMATIC  EARLY  TERMINATION"  provision  of  Section  6(a)  will not apply to Bear  Stearns  or to
         Counterparty.

(m)      Payments on Early Termination.  For the purpose of Section 6(e) of the ISDA Master Agreement:

                  (1)      Market Quotation will apply; and

                  (2)      the Second Method will apply;

                  provided that if Bear Stearns is the  Defaulting  Party or the sole Affected  Party,  the following provisions will apply:

                           (A)      Section  6(e) of the ISDA Master  Agreement  will be amended by  inserting on the first line "or is effectively designated" after "If an Early Termination Date occurs";

                           (B)      The  definition  of  Market  Quotation  in  Section  14 shall be  deleted  in its entirety and replaced with the following:

                                    "MARKET  QUOTATION" means,  with respect to one or more Terminated  Transactions, and a party making the  determination,  an amount determined on the basis of Firm
                                    Offers from Reference  Market-makers  that are Eligible  Replacements.  Each Firm
                                    Offer will be (1) for an amount that would be paid to Counterparty  (expressed as a  negative  number)  or by  Counterparty  (expressed  as a  positive  number) in
                                    consideration   of  an  agreement   between   Counterparty   and  such  Reference
                                    Market-maker  to enter into a Replacement  Transaction  and (2) made on the basis that  Unpaid  Amounts  in  respect  of the  Terminated  Transaction  or  group of
                                    Transactions are to be excluded but, without limitation,  any payment or delivery that would,  but for the relevant  Early  Termination  Date,  have been  required
                                    (assuming  satisfaction of each applicable  condition precedent) after that Early
                                    Termination Date is to be included.  The party making the  determination  (or its agent) will request each Reference  Market-maker to provide its Firm Offer to the extent  reasonably  practicable  as of the same day and time  (without  regard to different  time  zones)  on  or as  soon  as  reasonably  practicable  after  the designation  or occurrence of the relevant  Early  Termination  Date. The day and time as of which those Firm  Offers are to be  obtained  will be selected in good faith by the party obliged to make a  determination  under Section 6(e),  and, if each  party  is so  obliged,  after  consultation  with  the  other.  The  Market
                                    Quotation  shall be the Firm Offer  actually  accepted by  Counterparty  no later than the Business Day  preceding  the Early  Termination  Date. If no Firm Offers are provided by the second Business Day following the Early  Termination Date, it will  be  deemed  that  the  Market  Quotation  in  respect  of  such  Terminated
                                    Transaction or group of Transactions cannot be determined.

                           (C)      If more than one Firm Offer  (which,  if  accepted,  would  determine  the Market
                           Quotation) is provided,  Counterparty shall accept the Firm Offer (among such Firm Offers)
                           which would require  either (x) the lowest  payment by the  Counterparty  to the Reference
                           Market-maker,  to the  extent  Counterparty  would be  required  to make a payment  to the
                           Reference  Market-maker  or (y) the  highest  payment from the Reference  Market-maker  to
                           Counterparty,  to the  extent  the  Reference  Market-maker  would be  required  to make a payment to the Counterparty.  If only one Firm Offer (which, if accepted,  would determine the Market Quotation) is provided, Counterparty shall accept such Firm Offer.

                           (D)      Upon the written  request by  Counterparty  to Bear  Stearns,  Bear Stearns shall obtain the Market Quotations on behalf of Counterparty.

                           (E)      If the Settlement  Amount is a negative  number,  Section  6(e)(i)(3) of the ISDA
                           Master Agreement shall be deleted in its entirety and replaced with the following:

                                    "(3)  Second  Method  and  Market  Quotation.  If the  Second  Method  and Market
                                    Quotation apply,  (I)  Counterparty  shall pay to Bear Stearns an amount equal to the  absolute  value  of the  Settlement  Amount  in  respect  of the  Terminated
                                    Transactions,  (II)  Counterparty  shall  pay to  Bear  Stearns  the  Termination
                                    Currency  Equivalent  of the Unpaid  Amounts owing to Bear Stearns and (III) Bear
                                    Stearns shall pay to  Counterparty  the  Termination  Currency  Equivalent of the
                                    Unpaid Amounts owing to  Counterparty;  provided,  however,  that (x) the amounts payable under the immediately  preceding  clauses (II) and (III) shall be subject
                                    to  netting  in  accordance   with  Section  2(c)  of  this   Agreement  and  (y)
                                    notwithstanding  any other  provision of this  Agreement,  any amount  payable by
                                    Bear  Stearns  under  the  immediately   preceding  clause  (III)  shall  not  be
                                    netted-off  against  any amount  payable by  Counterparty  under the  immediately preceding clause (I)."

(n)      "TERMINATION CURRENCY" means United States Dollars.

(O)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply:

             (i)  If,  upon the  occurrence  of a Swap  Disclosure  Event (as  defined in Part  5(l)(ii)  below) Bear
                  Stearns has not, within ten (10) calendar days after such Swap  Disclosure  Event complied with any of the provisions set forth in Part 5 (l) below,  then an Additional  Termination  Event shall have occurred  with respect to Bear  Stearns,  Bear  Stearns  shall be the sole  Affected  Party and all
                  Transactions hereunder shall be Affected Transaction.

(ii)     If,  without the prior written  consent of Bear Stearns  where such consent is required  under the Pooling and  Servicing  Agreement,  an amendment or  supplemental  agreement is made to the Pooling and
                      Servicing  Agreement which amendment or supplemental  agreement could reasonably be expected to have a material  adverse  effect on the  interests of Bear  Stearns  under this  Agreement,  an
                      Additional  Termination  Event shall have occurred with respect to  Counterparty,  Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

             (iii)         (A)      If a S&P First Level  Downgrade has occurred and is  continuing  and Bear Stearns fails to take any  action  described  under  Part  (5)(f)(i)(1),  within the time period  specified  therein,  then an  Additional  Termination  Event  shall  have occurred  with respect to Bear  Stearns,  Bear Stearns shall be the sole Affected
                                    Party with  respect to such  Additional  Termination  Event and all  Transactions hereunder shall be Affected Transaction.

(B)      If a S&P Second Level  Downgrade has occurred and is continuing  and Bear Stearns fails to take any action described under Part (5)(f)(i)(2) within the time period specified therein,  then an  Additional  Termination  Event  shall  have  occurred  with  respect  to Bear
                                    Stearns,  Bear  Stearns  shall be the sole  Affected  Party with  respect to such
                                    Additional  Termination  Event and all  Transactions  hereunder shall be Affected
                                    Transaction.

                           (C)      If (A) a Moody's Second Level  Downgrade has not occurred and been continuing for
                                    30 or more Local  Business Days and (B) Bear Stearns has failed to comply with or perform  any  obligation  to be complied  with or  performed  by Bear  Stearns in accordance with the Credit Support Annex,  then an Additional  Termination  Event shall have  occurred  with respect to Bear Stearns and Bear Stearns  shall be the sole Affected Party with respect to such Additional Termination Event.

                           (D)      If (A) a Moody's Second Level  Downgrade has occurred and been  continuing for 30 or more Local Business Days and (B) either (i) at least one Eligible  Replacement has made a Firm  Offer to be the  transferee  or (ii) at least  one  entity  that satisfies  the  Moody's  Approved  Ratings  Threshold  has  made a Firm  Offer to provide an  Eligible  Guaranty  in respect of all of Bear  Stearns'  present  and future  obligations  under this Agreement,  then an Additional  Termination Event shall have occurred with respect to Bear Stearns,  Bear Stearns shall be the sole
                                    Affected  Party  with  respect  to  such  Additional  Termination  Event  and all
                                    Transactions hereunder shall be Affected Transaction.

(p)  LIMITATION  ON  EVENTS  OF  DEFAULT.  Notwithstanding  the terms of  Sections  5 and 6 of the ISDA  Form  Master
Agreement,  if at any time and so long as the  Counterparty has satisfied in full all its payment  obligations  under
Section  2(a)(i)  of the ISDA Form  Master  Agreement  and has at the time no  future  payment  obligations,  whether absolute  or  contingent,  under  such  Section,  then  unless  Bear  Stearns is  required  pursuant  to  appropriate proceedings to return to the Counterparty or otherwise  returns to the  Counterparty  upon demand of the Counterparty any portion of any such payment,  (a) the  occurrence  of an event  described in Section 5(a) of the ISDA Form Master
Agreement with respect to the  Counterparty  shall not  constitute an Event of Default or Potential  Event of Default
with respect to the  Counterparty  as  Defaulting  Party and (b) Bear Stearns shall be entitled to designate an Early
Termination  Date  pursuant to Section 6 of the ISDA Form Master  Agreement  only as a result of the  occurrence of a
Termination  Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master  Agreement with respect to
Bear Stearns as the Affected  Party,  or Section  5(b)(iii) with respect to Bear Stearns as the Burdened  Party.  For purposes of the Transaction to which this Agreement  relates,  Counterparty's  only payment  obligation under Section
2(a)(i) is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

Part 2.  Tax Matters.

(a)      Tax Representations.

         (i) Payer  Representations.  For the purpose of Section  3(e) of the ISDA Master  Agreement,  each of Bear
         Stearns and the Counterparty will make the following representations:

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of the ISDA Master
         Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on:

                  (1)      the  accuracy of any  representations  made by the other party  pursuant to Section 3(f)
                  of the ISDA Master Agreement;

                  (2)      the  satisfaction  of the agreement  contained in Sections  4(a)(i) and 4(a)(iii) of the
                  ISDA Master Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement; and

                  (3) the  satisfaction  of the agreement of the other party  contained in Section 4(d) of the ISDA
                  Master Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause (ii) and the other party does not  deliver a form or document  under  Section
                  4(a)(iii)  of the  ISDA  Master  Agreement  by  reason  of  material  prejudice  to its  legal or commercial position.

         (ii) Payee  Representations.  For the purpose of Section 3(f) of the ISDA Master  Agreement,  each of Bear
         Stearns and the Counterparty make the following representations.

         The following representation will apply to Bear Stearns:

                  Bear  Stearns is a  corporation  organized  under the laws of the State of Delaware  and its U.S.
                  taxpayer identification number is 13-3866307.

         The following representation will apply to the Counterparty:

                  Counterparty is a common law trust organized under the laws of New York.

(b)      Tax Provisions.

         Notwithstanding  the  definition  of  "Indemnifiable  Tax" in Section 14 of this  Agreement,  all Taxes in relation to payments by Bear Stearns shall be  Indemnifiable  Taxes  (including any Tax imposed in respect of a Credit Support  Document) unless (i) such Taxes are assessed  directly  against  Counterparty and not by  deduction  or  withholding  by Bear Stearns or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an  Indemnifiable  Tax only if such Tax satisfies the  definition of  Indemnifiable
         Tax provided in Section  14). In relation to payments by  Counterparty,  no Tax shall be an  Indemnifiable
         Tax.

Part 3.   AGREEMENT TO DELIVER DOCUMENTS. For the purpose of Section 4(a) of the ISDA Master Agreement:

         (i)      Tax forms, documents, or certificates to be delivered are:

         PARTY REQUIRED TO DELIVER    FORM/DOCUMENT/                     DATE BY WHICH TO
         DOCUMENT                     CERTIFICATE                        BE DELIVERED

         Bear Stearns                 An original properly completed     (i) upon execution of this Agreement, (ii)
                                      and executed United States         on or before the first payment date under
                                      Internal Revenue Service Form      this Agreement, including any Credit Support
                                      W-9 (or any successor thereto)     Document, (iii) promptly upon the reasonable
                                      with respect to any payments       demand by Counterparty, (iv) prior to the
                                      received or to be received by      expiration or obsolescence of any previously
                                      Bear Stearns, that eliminates      delivered form, and (v) promptly upon the
                                      U.S. federal withholding and       information on any such previously delivered
                                      backup withholding Tax on          form becoming inaccurate or incorrect.
                                      payments to Bear Stearns under
                                      this Agreement.

         Counterparty                 An original properly completed     (i) on or before the first payment date
                                      and executed United States         under this Agreement, including any Credit
                                      Internal Revenue Service Form      Support Document, (ii) promptly upon the
                                      W-9 including applicable           reasonable demand by Bear Stearns, (iii)
                                      attachments (or any successor      prior to the expiration or obsolescence of
                                      thereto) with respect to any       any previously delivered form, and (iv)
                                      payments received or to be         promptly upon the information on any such
                                      received by Counterparty.          previously delivered form becoming
                                                                         inaccurate or incorrect.

(ii)     Other documents to be delivered are:

         PARTY REQUIRED TO       FORM/DOCUMENT/                     DATE BY WHICH TO             COVERED BY SECTION 3(D)
         DELIVER DOCUMENT                                                                        REPRESENTATION

                                 CERTIFICATE                        BE DELIVERED

         Bear Stearns and        Any documents required by the      Upon the execution and       Yes
         the Counterparty        receiving party to evidence        delivery of this
                                 the authority of the               Agreement and such
                                 delivering party or its Credit     Confirmation
                                 Support Provider, if any, for
                                 it to execute and deliver this
                                 Agreement, any Confirmation,
                                 and any Credit Support
                                 Documents to which it is a
                                 party, and to evidence the
                                 authority of the delivering
                                 party or its Credit Support
                                 Provider to perform its
                                 obligations under this
                                 Agreement, such Confirmation
                                 and/or Credit Support
                                 Document, as the case may be

         Bear Stearns and        A certificate of an authorized     Upon the execution and       Yes
         the Counterparty        officer of the party, as to        delivery of this
                                 the incumbency and authority       Agreement and such
                                 of the respective officers of      Confirmation
                                 the party signing this
                                 Agreement, any relevant Credit
                                 Support Document, or any
                                 Confirmation, as the case may
                                 be

         Bear Stearns            An opinion of counsel of such      Upon the execution and       No
                                 party  regarding the               delivery of this Agreement
                                 enforceability of this
                                 Agreement in a form reasonably
                                 satisfactory to the other
                                 party.

         Counterparty            An executed copy of the            Concurrently with filing     No
                                 Pooling and Servicing              of each draft of the
                                 Agreement.                         Pooling and Servicing
                                                                    Agreement with the U.S.
                                                                    Securities and Exchange
                                                                    Commission

Part 4 Miscellaneous.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of the ISDA Master Agreement:

                  Address for notices or communications to Bear Stearns:

                           Address: 383 Madison Avenue, New York, New York 10179
                           Attention:       DPC Manager
                           Facsimile:       (212) 272-5823

                  with a copy to:

                           Address: One Metrotech Center North, Brooklyn, New York 11201
                           Attention:       Derivative Operations - 7th Floor
                           Facsimile:       (212) 272-1634

                  (For all purposes)

                  Address for notices or communications to the Counterparty:

                           Address:         RALI Series 2007-QS1 Trust
                                            c/o Deutsche Bank Trust Company Americas
                                            1761 East St. Andrew Place
                                            Santa Ana, California 92705
                           Attention:       Trust Administration - RF07Q1
                           Facsimile:       714-247-6000
                           Phone:           714-855-1557

                  (For all purposes)

(b)      Account Details and Settlement Information:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of
                  Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to
                  Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Deutsche Bank Trust Company Americas
                  ABA #: 021001033
                  Acct #: 01419663
                  Acct. Name: NYLTD Funds Control - Stars West
                  Ref: Trust Administration - RALI 2007-QS1

(c)      PROCESS AGENT.  For the purpose of Section 13(c) of the ISDA Master Agreement:

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(d)      OFFICES.  The  provisions of Section 10(a) of the ISDA Master  Agreement  will not apply to this  Agreement;
         neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section.

(e)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of the ISDA Master Agreement:

                  Bear Stearns is not a Multibranch Party.

                  The Counterparty is not a Multibranch Party.

(f)      CREDIT SUPPORT DOCUMENT.

                  Bear Stearns:  The Credit  Support  Annex and any guaranty in support of Bear Stearns'  obligations under this Agreement.

                  Counterparty: The Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

                  Bear Stearns:     The guarantor  under any guaranty in support of Bear Stearns'  obligations  under this Agreement.

                  Counterparty: Not Applicable

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      JURISDICTION.  Section  13(b) is hereby  amended by: (i)  deleting in the second  line of  subparagraph  (i)
         thereof the word "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and  inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(j)      "AFFILIATE":  Bear Stearns and Counterparty  shall be deemed not to have any Affiliates for purposes of this
         Agreement, including for purposes of Section 6(b)(ii) of the ISDA Master Agreement.

(k)      NETTING OF PAYMENTS.  The parties agree that  subparagraph (ii) of Section 2(c) of the ISDA Master Agreement
         will apply to each Transaction.

Part 5.  OTHER PROVISIONS.

(a) Section 3 of the ISDA Master  Agreement is hereby  amended by adding at the end thereof the following  subsection
(g):

         "(g)     Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:

              (1) Nonreliance.  (i) It is acting for its own account and with respect to the  Counterparty,  Deutsche
                  Bank Trust Company Americas is executing as Trustee on behalf of the  Counterparty,  (ii) it is not relying on any statement or  representation  of the other party regarding the Transaction  (whether written  or  oral),  other  than  the  representations  expressly  made  in this  Agreement  or the
                  Confirmation  in  respect  of that  Transaction  and  (iii) it has  consulted  with its own  legal, regulatory,  tax,  business,  investment,  financial and  accounting  advisors to the extent it has deemed  necessary,  (iv) it has made its own investment,  hedging and trading  decisions based upon its own judgment  and upon any advice from such  advisors as it has deemed  necessary  and not upon any view expressed by the other party, (v) it has made its own independent  decisions to enter into the  Transaction  and as to whether the  Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary,  (vi) it is not relying on  any  communication  (written  or  oral)  of  the  other  party  as  investment  advice  or as a
                  recommendation  to  enter  into  this  Transaction;   it  being  understood  that  information  and
                  explanations  related  to the terms and  conditions  of this  Transaction  shall not be  considered investment  advice or a recommendation to enter into this Transaction and (vii) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

              (2) Evaluation and Understanding.

                         (i) It has  the  capacity  to  evaluate  (internally  or  through  independent  professional advice) the Transaction  and has made its own decision to enter into the  Transaction;
                               and

                         (ii) It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and conditions and to assume those risks,  financially  and otherwise.

              (3)  Purpose.  It is entering  into the  Transaction  for the purposes of managing  its  borrowings  or investments,  hedging  its  underlying  assets  or  liabilities  or in  connection  with a line  of business.

              (4) Status of  Parties.  The other  party is not  acting as an agent,  fiduciary  or advisor  for it in respect of the Transaction.

              (5) Eligible Contract  Participant.  It constitutes an "eligible contract  participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

              (6) Line of Business.  It has entered into this Agreement  (including each Transaction governed hereby)
                  in conjunction with its line of business or the financing of its business."

(b)      NON-RECOURSE.  Notwithstanding  any provision  herein or in the ISDA Master  Agreement to the contrary,  the obligations  of  Counterparty  hereunder  are  limited  recourse  obligations  of  Counterparty,  payable  solely  in accordance  with the terms of the Pooling and  Servicing  Agreement.  In the event that the Cap Account and  proceeds thereof should be  insufficient  to satisfy all claims  outstanding  and following the realization of the Cap Account and the proceeds  thereof,  any claims against or obligations of Counterparty  under the ISDA Master Agreement or any other  confirmation  thereunder still outstanding shall be extinguished and thereafter not revive.  The Trustee shall not have  liability  for any  failure or delay in making a payment  hereunder  to Bear  Stearns due to any failure or delay in  receiving  amounts  in the Cap  Account  from the Trust  created  pursuant  to the  Pooling  and  Servicing
Agreement.

(c)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid  or  unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force and effect as if this  Agreement  had been  executed  with the  invalid or  unenforceable  portion  eliminated,  so long as this
Agreement as so modified  continues to express,  without material change,  the original  intentions of the parties as to the subject matter of this  Agreement and the deletion of such portion of this  Agreement  will not  substantially impair the respective benefits or expectations of the parties.

The parties  shall  endeavor to engage in good faith  negotiations  to replace  any  invalid or  unenforceable  term, provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or condition,  the economic effect of which  comes as close as  possible to that of the invalid or  unenforceable  term,  provision,  covenant or condition.

(d)      CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between officers or employees of the parties,  waives any  further  notice of such  monitoring  or  recording,  and agrees to notify its  officers  and  employees  of such monitoring or recording.

(e)      WAIVER  OF JURY  TRIAL.  Each  party  waives  any  right it may have to a trial  by jury in  respect  of any
Proceedings relating to this Agreement or any Credit Support Document.

(f) RATING AGENCY DOWNGRADE.

    (i) S&P Downgrade:

           (1)    In the event that a S&P First Level Downgrade  occurs and is continuing,  then within 30 days after such rating downgrade,  Bear Stearns shall,  subject to the Rating Agency Condition with respect to
                  S&P, at its own expense,  either (i) procure a Permitted Transfer, (ii) obtain an Eligible Guaranty or (iii) post collateral in accordance with the Credit Support Annex.

           (2)    In the event that a S&P Second  Level  Downgrade  occurs and is  continuing,  then  within 10 Local
                  Business Days after such rating withdrawal or downgrade,  Bear Stearns shall, subject to the Rating
                  Agency Condition with respect to S&P, at its own expense,  either (i) procure a Permitted  Transfer or (ii) obtain an Eligible Guaranty.

    (ii) Moody's Downgrade.

           (1)    In the event that a Moody's Second Level Downgrade occurs and is continuing,  Bear Stearns shall as soon as reasonably  practicable  thereafter,  at its own expense and using commercially  reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

(g) PAYMENT  INSTRUCTIONS.  Bear Stearns hereby agrees that, unless notified in writing by the Swap  Administrator of other payment  instructions,  any and all amounts  payable by Bear Stearns to the  Counterparty  under this Agreement shall be paid to the Swap Administrator at the account specified herein.

(h) AMENDMENT..  No amendment,  waiver,  supplement or other  modification of this Transaction  shall be permitted by either  party  unless (i) each of S&P and  Moody's  have been  provided  notice of the same and (ii) such  amendment, waiver, supplement, assignment or other modification satisfies the Rating Agency Condition.

(i) TRANSFER.

         (i)      The first paragraph of Section 7 is hereby amended in its entirety as follows:

                  "Subject to Section 6(b)(ii),  Part 5(f) and Part 5(j),  neither this Agreement nor any interest or obligation  in or  under  this  Agreement  may  be  transferred  (whether  by way  of  security  or otherwise)  without  (a) the prior  written  consent of the other  party  (which  consent  shall be deemed  given  by  Counterparty  if  the  transfer,  novation  or  assignment  is  to  an  Eligible
                  Replacement)  and (b)  satisfaction  of the Rating  Agency  Condition  with respect to S&P,  except that:"

                  (ii)     If an entity  has made a Firm Offer  (which  remains  an offer  that will  become  legally binding upon acceptance by  Counterparty) to be the transferee of a transfer,  Counterparty  shall, at Bear Stearns' written request and at Bear Stearns'  expense,  take any reasonable steps required to be taken by Counterparty to effect such transfer in accordance with this Agreement.

(j) TRANSFER TO AVOID  TERMINATION  EVENT.  Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax
Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party,"  and (ii)  deleting  the last  paragraph thereof and inserting the following:

         "Notwithstanding  anything to the  contrary in Section 7 (as amended  herein) and Part 5(i),  any transfer by Bear Stearns under this Section 6(b)(ii) shall not require the consent of Party B; provided that:

         (i)      the transferee (the "Transferee") is an Eligible Replacement;

         (ii)     if the  Transferee  is domiciled in a different  country or  political  subdivision  thereof from both Bear Stearns and Party B, such transfer satisfies the Rating Agency Condition;

         (iii)    the  Transferee  will not,  as a result of such  transfer,  be  required  on the next  succeeding
                  Scheduled  Payment  Date to  withhold  or deduct on  account  of any Tax  (except  in  respect of default  interest)  amounts in excess of that which Bear Stearns  would,  on the next  succeeding
                  Scheduled  Payment Date have been required to so withhold or deduct unless the  Transferee  would be required to make additional  payments  pursuant to Section 2(d) (i)(4)  corresponding  to such excess;

         (iv)     a Termination Event or Event of Default does not occur as a result of such transfer; and

         (v)      the  Transferee  confirms in writing that it will accept all of the interests and  obligations in and under this Agreement  which are to be transferred to it in accordance  with the terms of this provision.

         On and from the effective date of any such transfer to the  Transferee,  Bear Stearns will be fully released from any and all obligations hereunder."

(k) PROCEEDINGS.  No Relevant Entity shall institute against or cause any other person to institute against,  or join any other  person in  instituting  against,  the  Counterparty  or the trust  created  pursuant  to the  Pooling  and
Servicing Agreement, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any federal or state  bankruptcy,  dissolution or similar law, for a period of one year and one day
(or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.
This provision will survive the termination of this Agreement

(l) COMPLIANCE WITH REGULATION AB.

    (i)  Bear Stearns agrees and acknowledges  that Residential  Accredit Loans,  Inc. (the  "DEPOSITOR") is required under  Regulation AB as defined under the Pooling and Servicing  Agreement,  to disclose  certain  financial information  regarding Bear Stearns or its group of affiliated  entities,  if  applicable,  depending on the aggregate  "significance  percentage"  of this  Agreement and any other  derivative  contracts  between Bear
         Stearns or its group of affiliated  entities,  if applicable,  and Counterparty,  as calculated from time to time in accordance with Item 1115 of Regulation AB.

    (ii) It shall be a swap  disclosure  event  ("SWAP  DISCLOSURE  EVENT")  if, on any  Business  Day after the date hereof,  the Depositor  requests from Bear Stearns the applicable  financial  information  described in Item
         1115 of Regulation AB (such request to be based on a reasonable  determination by Depositor,  in good faith, that such information is required under Regulation AB) (the "SWAP FINANCIAL DISCLOSURE").

    (iii)Upon the occurrence of a Swap Disclosure Event,  Bear Stearns,  within 10 calendar days, at its own expense, shall (1)(a) either (i) provide to Depositor the current Swap  Financial  Disclosure in an  EDGAR-compatible format (for example,  such information may be provided in Microsoft Word(R)or Microsoft Excel(R)format but noT in .pdf format) or (ii) provide written consent to Depositor to  incorporation  by reference of such current
         Swap Financial  Disclosure that are filed with the Securities and Exchange  Commission in the reports of the
         Trust filed pursuant to the Exchange Act, (b) if applicable,  cause its outside  accounting  firm to provide its consent to filing or  incorporation  by reference of such  accounting  firm's  report  relating to their audits of such current Swap  Financial  Disclosure  in the  Exchange Act Reports of the  Depositor,  and (c)
         provide to the Depositor any updated Swap  Financial  Disclosure  with respect to Bear Stearns or any entity that  consolidates  Bear  Stearns  within  five  days of the  release  of any such  updated  Swap  Financial
         Disclosure;  (2)  secure  another  entity  to  replace  Bear  Stearns  as party to this  Agreement  on terms substantially  similar to this  Agreement,  which  entity (or a  guarantor  therefor)  meets or exceeds  the
         Moody's  Approved  Ratings  Thresholds  and S&P Approved  Ratings  Threshold and which  satisfies the Rating
         Agency  Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB, or
         (3) obtain a guaranty of Bear Stearns'  obligations  under this  Agreement from an affiliate of Bear Stearns that is able to comply with the financial  information  disclosure  requirements  of Item 1115 of Regulation
         AB, and cause such affiliate to provide Swap Financial Disclosure and any future Swap Financial  Disclosure, such that  disclosure  provided  in respect of such  affiliate  will  satisfy  any  disclosure  requirements applicable to the Swap Provider.

    (iv) Bear Stearns agrees that, in the event that Bear Stearns provides Swap Financial  Disclosure to Depositor in accordance with Part 5(l)(iii)(1) or causes its affiliate to provide Swap Financial  Disclosure to Depositor in accordance with clause Part 5(l)(iii)(3),  it will indemnify and hold harmless Depositor,  its respective directors or officers and any person  controlling  Depositor,  from and against any and all losses,  claims, damages and  liabilities  caused by any untrue  statement or alleged  untrue  statement  of a material  fact contained in such Swap Financial  Disclosure or caused by any omission or alleged  omission to state in such
         Swap Financial  Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (v)  If Trustee and Depositor  reasonably  requests,  Bear Stearns shall provide such other information as may be necessary for Depositor to comply with Item 1115 of Regulation AB.

    (vi) Each of the Trustee and Depositor  shall be an express  third party  beneficiary  of this  Agreement as if a party hereto to the extent of the Trustee's and the  Depositor's  rights  explicitly  specified in this Part
         5(l).

(m) TRUSTEE LIABILITY LIMITATIONS.  It is expressly understood and agreed by the parties hereto that:

    (i)  this  Agreement  is  executed  and  delivered  by  Deutsche  Bank  Trust  Company  Americas  ("DBTCA"),  not
         individually or personally but solely as Trustee on behalf of RALI Series 2007-QS1 Trust as Counterparty.

    (ii) each of the  representations,  undertakings  and agreements  herein made on the part of the  Counterparty is made and  intended  not as a personal  representation,  undertaking  or  agreement  of DBTCA but is made and intended for the purpose of binding only the Counterparty;

    (iii)         nothing herein  contained shall be construed as imposing any liability upon DBTCA,  individually or personally,  to perform any covenant either expressed or implied  contained herein,  all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by,  through or under the parties  hereto;  provided that nothing in this paragraph shall relieve DBTCA from performing its duties and obligations  under the Pooling and  Servicing  Agreement in  accordance  with the standard of care set forth therein;

    (iv) under no circumstances  shall DBTCA be personally  liable for the payment of any indebtedness or expenses of the  Counterparty  or be liable for the breach or failure of any  obligation,  representation,  warranty  or covenant made or undertaken by the Counterparty under this Agreement or any other related  documents,  other than due to its  negligence  or willful  misconduct  in performing  the  obligations  of the DBTCA under the
         Pooling and Servicing Agreement;

    (v)  any  resignation  or removal of DBTCA as trustee on behalf of the DBTCA shall require the assignment of this agreement to a Trustee replacement;

    (vi) DBTCA has been directed,  pursuant to the Pooling and Servicing Agreement,  to enter into this Agreement and to perform its obligations hereunder.

(n)      SUBSTANTIAL  FINANCIAL  TRANSACTION.  Each party hereto is hereby  advised and  acknowledges  that the other party has engaged in (or refrained from engaging in) substantial  financial  transactions and has taken (or refrained from taking)  other  material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms  and  conditions  set  forth  herein  and in the  Confirmation  relating  to such  Transaction,  as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

(o)      SET-OFF.  Except  as  expressly  provided  for in  Section  2(c),  Section  6 or Part  1(m)(E)  hereof,  and notwithstanding  any other  provision  of this  Agreement  or any other  existing  or future  agreement,  each  party irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or  otherwise  withhold  or suspend or condition  payment or performance of any obligation  between it and the other party hereunder  against any obligation between it and the other party under any other  agreements.  Section 6(e) shall be amended by deleting the  following sentence:  "The amount,  if any,  payable in respect of an Early  Termination  Date and  determined  pursuant to this
Section will be subject to any Set-off."

(p)      COUNTERPARTS.  This  Agreement  may be  executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(q)      ADDITIONAL DEFINED TERMS.

    (i)  Capitalized  terms used but nor defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

    (ii) Additional Definitions:

         "ELIGIBLE  GUARANTY" means an  unconditional  and  irrevocable  guaranty of all present and future payment
         obligations  and  obligations  to  post  collateral  of  Bear  Stearns  or  an  Eligible   Replacement  to
         Counterparty  under this  Agreement that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable  by  Counterparty,  the form and substance of which guaranty are subject to the Rating Agency Condition with respect to S&P.

         "ELIGIBLE  GUARANTOR"  means an entity  that has credit  ratings at least  equal to the  Moody's  Required
         Ratings Threshold and S&P Approved Ratings Threshold.

         "ELIGIBLE  REPLACEMENT"  means an entity that either (i) satisfies the S&P Approved Ratings  Threshold and the Moody's Required Ratings Threshold or (ii) provides an Eligible Guaranty from an Eligible Guarantor.

         "FIRM OFFER" means an offer which, when made, is capable of becoming legally binding upon acceptance.

         "MOODY'S" means Moody's Investors Service, Inc., or any successor.

         "MOODY'S APPROVED RATINGS THRESHOLD" means, with respect to (i) Bear Stearns, a Moody's  counterparty rating of "A1" or above and (ii) with respect to any other entity (or its  guarantor),  (x) if such entity has both a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from Moody's and a short-term unsecured and unsubordinated  debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or  counterparty  rating from Moody's of "A2" or above and a short-term  unsecured and  unsubordinated  debt rating  from  Moody's of  "Prime-1"  or above,  or (y) if such  entity has only a  long-term  unsecured  and unsubordinated  debt rating or counterparty  rating from Moody's,  a long-term  unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1" or above.

         "MOODY'S  FIRST LEVEL  DOWNGRADE"  means that no Relevant  Entity  satisfies  the  Moody's  Approved  Rating
         Threshold.

         "MOODY'S REQUIRED RATINGS THRESHOLD" means, with respect to (i) Bear Stearns, a counterparty  rating of "A3"
         or above and (ii) with  respect  to any other  entity  (or its  guarantor),  (x) if such  entity  has both a long-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from Moody's and a short-term unsecured and unsubordinated  debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or  counterparty  rating from Moody's of "A3" or above or a short-term  unsecured  and  unsubordinated  debt rating  from  Moody's of  "Prime-2"  or above,  or (y) if such  entity has only a  long-term  unsecured  and unsubordinated  debt rating or counterparty  rating from Moody's,  a long-term  unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above.

         "MOODY'S  SECOND LEVEL  DOWNGRADE"  means that no Relevant  Entity  satisfies the Moody's  Required  Ratings
         Threshold.

         "PERMITTED  TRANSFER" means a transfer by novation by Bear Stearns to an entity (the  "TRANSFEREE")  of all, but not less than all, of Bear Stearns' rights,  liabilities,  duties and obligations  under this Agreement, with respect to which  transfer each of the following  conditions  is  satisfied:  (a) the  Transferee is an
         Eligible  Replacement  and  both  Bear  Stearns  and the  Transferee  are  "dealers  in  notional  principal contracts"  within the meaning of Treasury  regulations  section 1.1001-4 (in each case as certified by such entity),  (b) an Event of Default or  Termination  Event would not occur as a result of such  transfer,  (c)
         pursuant to a written  instrument  (the  "TRANSFER  AGREEMENT"),  the  Transferee  acquires  and assumes all rights and  obligations of Bear Stearns under the Agreement and the relevant  Transaction,  (d) Bear Stearns will be  responsible  for any costs or expenses  incurred in connection  with such transfer  (including  any replacement  cost of entering into a replacement  transaction);  (e) either (A) Moody's has been given prior written  notice of such  transfer and the Rating  Agency  Condition is satisfied  with respect to S&P or (B)
         each Rating Agency has been given prior  written  notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement  without  modification  of its terms,  other than party names,  dates  relevant  to the  effective  date  of  such  transfer,  tax  representations  and  any  other representations  regarding  the  status of the  substitute  counterparty,  notice  information  and  account details and other similar  provisions;  (f) such transfer  otherwise  complies with the terms of the Pooling and Servicing  Agreement;  and (g) as of the date of such transfer the  Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement or would be required to gross up for  such  Tax  under  Section  2(d)(i)(4),  and (h)  Counterparty  shall  have  determined,  in its sole discretion,  acting in a  commercially  reasonable  manner,  that such  Transfer  Agreement  is effective to transfer to the Transferee  all, but not less than all, of Bear Stearns'  rights and  obligations  under the
         Agreement and all relevant Transactions.

         "RATING AGENCY" means each of Moody's and S&P.

         "RATING AGENCY CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder that the party acting or failing to act must consult with each Rating Agency then  providing a rating of the
         Certificates and receive from each such Rating Agency a prior written  confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of its then-current rating of the Certificates.

         "RELEVANT  ENTITY" means Bear Stearns and any Eligible  Guarantor under an Eligible Guaranty with respect to
         Bear Stearns.

         "REPLACEMENT  TRANSACTION"  means,  with  respect  to any  Terminated  Transaction  or group  of  Terminated
         Transactions,  a  transaction  or group of  transactions  that (i) would have the effect of  preserving  for
         Counterparty  the economic  equivalent of any payment or delivery  (whether the  underlying  obligation  was absolute or contingent and assuming the satisfaction of each applicable  condition precedent) by the parties under Section 2(a)(i) in respect of such  Terminated  Transaction or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early  Termination  Date, have been required after that Date, and (ii) has terms  which are  substantially  the same as this  Agreement,  including,  without  limitation, rating triggers, Regulation AB compliance, and credit support documentation.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

         "S&P APPROVED RATINGS  THRESHOLD" means with respect to (i) Bear Stearns,  a counterparty  rating of "A+" or above  and  (ii)  with  respect  to any  other  entity  (or  its  guarantor),  a  short-term  unsecured  and unsubordinated  debt  rating  from S&P of "A-1" or above,  or,  if such  entity  does not have a  short-term unsecured and  unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated  debt rating from S&P of "A+ or above.

         "S&P FIRST LEVEL DOWNGRADE" means that no Relevant Entity satisfies the S&P Approved Rating Threshold.

         "S&P REQUIRED RATINGS THRESHOLD" means with respect to (i) Bear Stearns,  a counterparty  rating of "BBB" or above  and  (ii)  with  respect  to  any  other  entity  (or  its  guarantor),  a  long-term  unsecured  and unsubordinated debt rating from S&P of "BBB-" or above.

         "S&P SECOND LEVEL DOWNGRADE" means that no Relevant Entity satisfies the S&P Required Rating Thresholds.

(r)      AGENT FOR  COUNTERPARTY.  Bear Stearns  acknowledges  that  Counterparty has appointed  Trustee as its agent under  Pooling and Servicing  Agreement to carry out certain  functions on behalf of  Counterparty,  and that Trustee shall be entitled to give notices and to perform and satisfy the obligations of  Counterparty  hereunder on behalf of
Counterparty.

(s)      RATING  AGENCY  NOTIFICATIONS.  Except as otherwise  provided  herein,  no Early  Termination  Date shall be effectively  designated  hereunder  shall be made by either  party  unless  each  Rating  Agency has been given prior written notice of such designation.

(T)      LOCAL  BUSINESS  DAY.  The  definition  of Local  Business  Day in  Section  14 is hereby  amended  by the addition of the words "or any Credit  Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or
Credit Support Document" after "Confirmation".

          NEITHER THE BEAR STEARNS  COMPANIES  INC.  NOR ANY  SUBSIDIARY  OR AFFILIATE OF THE BEAR STEARNS  COMPANIES
          INC. OTHER THAN BEAR STEARNS IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty  hereby agrees to check this  Confirmation  and to confirm that the foregoing  correctly  sets forth the terms of the  Transaction  by signing in the space  provided  below and  returning to Bear Stearns a facsimile of the fully-executed  Confirmation to 212-272-9857.  For inquiries regarding U.S. Transactions,  please contact DERIVATIVES
DOCUMENTATION  by telephone at  212-272-2711.  For all other inquiries  please contact  DERIVATIVES  DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    /s/ Anne Manevitz
       Name: Anne Manevitz
       Title: Authorized Signatory

Counterparty,  acting through its duly authorized signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

RALI SERIES 2007-QS1 TRUST

BY:  DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE

By:    /s/ Melissa Wilman
        Name: Melissa Wilman
       Title: Vice President

                                                    SCHEDULE I

        FROM AND INCLUDING                      TO BUT EXCLUDING                          NOTIONAL AMOUNT
                                                                                               (USD)
          Effective Date                            2/25/2007                               166,706,000
             2/25/2007                              3/25/2007                               165,340,484
             3/25/2007                              4/25/2007                               163,438,612
             4/25/2007                              5/25/2007                               161,008,434
             5/25/2007                              6/25/2007                               158,059,875
             6/25/2007                              7/25/2007                               154,604,940
             7/25/2007                              8/25/2007                               150,657,681
             8/25/2007                              9/25/2007                               146,234,172
             9/25/2007                             10/25/2007                               141,352,456
            10/25/2007                             11/25/2007                               136,032,486
            11/25/2007                             12/25/2007                               130,296,480
            12/25/2007                              1/25/2008                               124,210,096
             1/25/2008                              2/25/2008                               118,319,510
             2/25/2008                              3/25/2008                               112,620,241
             3/25/2008                              4/25/2008                               107,107,909
             4/25/2008                              5/25/2008                               101,778,235
             5/25/2008                              6/25/2008                               96,627,040
             6/25/2008                              7/25/2008                               91,650,237
             7/25/2008                              8/25/2008                               86,843,833
             8/25/2008                              9/25/2008                               82,203,929
             9/25/2008                             10/25/2008                               77,726,711
            10/25/2008                             11/25/2008                               73,408,455
            11/25/2008                             12/25/2008                               69,245,521
            12/25/2008                              1/25/2009                               65,234,352
             1/25/2009                              2/25/2009                               61,371,472
             2/25/2009                              3/25/2009                               57,653,486
             3/25/2009                              4/25/2009                               54,077,074
             4/25/2009                              5/25/2009                               50,638,995
             5/25/2009                              6/25/2009                               47,336,079
             6/25/2009                              7/25/2009                               44,165,231
             7/25/2009                              8/25/2009                               41,123,424
             8/25/2009                              9/25/2009                               38,207,702
             9/25/2009                             10/25/2009                               35,415,177
            10/25/2009                             11/25/2009                               32,743,026
            11/25/2009                             12/25/2009                               30,188,490
            12/25/2009                              1/25/2010                               27,748,875
             1/25/2010                              2/25/2010                               25,421,546
             2/25/2010                              3/25/2010                               23,203,931
             3/25/2010                              4/25/2010                               21,093,514
             4/25/2010                              5/25/2010                               19,087,839
             5/25/2010                              6/25/2010                               17,184,505
             6/25/2010                              7/25/2010                               15,381,166
             7/25/2010                              8/25/2010                               13,675,530
             8/25/2010                              9/25/2010                               12,065,356
             9/25/2010                             10/25/2010                               10,548,456
            10/25/2010                             11/25/2010                                9,122,691
            11/25/2010                             12/25/2010                                7,785,972
            12/25/2010                              1/25/2011                                6,536,258
             1/25/2011                              2/25/2011                                5,371,552
             2/25/2011                              3/25/2011                                4,289,905
             3/25/2011                              4/25/2011                                3,289,412
             4/25/2011                              5/25/2011                                2,368,213
             5/25/2011                              6/25/2011                                1,524,488
             6/25/2011                              7/25/2011                                 756,461
             7/25/2011                          Termination Date                              62,394

                                                                                                            ANNEX A

UNILATERAL CSA SCHEDULE(1)

Pledgor: BEAR STEARNS FINANCIAL PRODUCTS INC. (the "Pledgor")
Secured Party: RALI SERIES 2007-QS1 TRUST BY DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT INDIVIDUALLY, BUT
SOLELY AS TRUSTEE (the "Secured Party")

PARAGRAPH 13.  ELECTIONS AND VARIABLES

(a)     SECURITY  INTEREST  FOR  "OBLIGATIONS".   The  term  "Obligations"  as  used  in  this  Annex  includes  no
        "additional obligations" within the meaning of Paragraph 12.

(b)     CREDIT SUPPORT OBLIGATIONS.

              (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                    (1) DELIVERY  AMOUNT.  Paragraph  3(a) shall be amended by  replacing  the words "upon a demand made by the  Secured  Party on or  promptly  following  a  Valuation  Date"  with the  words "on each
              Valuation  Date".  The "DELIVERY  AMOUNT" with respect to Pledgor for any Valuation  Date shall equal the greatest of:

                      (A) the amount by which the S&P  Collateral  Amount  exceeds the S&P Value on such  Valuation
                      Date of all Posted Credit Support held by the Secured Party;

                      (B) the amount by which the Moody's First Level  Collateral  Amount exceeds the Moody's First
                      Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

                      (C) the amount by which the  Moody's  Second  Level  Collateral  Amount  exceeds  the Moody's
                      Second Level Value on such  Valuation  Date of all Posted Credit  Support held by the Secured
                      Party.

                    (2) "RETURN  AMOUNT"  applicable to Secured Party for any Valuation  Date shall equal the least of:

                      (A) the amount by which the S&P Value on such  Valuation  Date of all Posted  Credit  Support held by the Secured Party exceeds the S&P Collateral Amount;

                      (B) the amount by which the Moody's  First Level Value on such  Valuation  Date of all Posted
                      Credit Support held by the Secured Party exceeds the Moody's First Level Collateral Amount.

                      (C) the amount by which the Moody's  Second Level Value on such  Valuation Date of all Posted
                      Credit Support held by the Secured Party exceeds the Moody's Second Level Collateral Amount.

                    (3)  "CREDIT SUPPORT AMOUNT" shall be deleted in its entirety.

              (ii)  ELIGIBLE  COLLATERAL.  The items set forth on the  Collateral  Schedule  attached as Schedule A hereto will qualify as "ELIGIBLE COLLATERAL" for the party specified.

              (iii) OTHER ELIGIBLE SUPPORT.  None

              (iv)  THRESHOLDS.

(A)      "INDEPENDENT AMOUNT" means:
                    Pledgor: Not applicable.
                    Secured Party: Not applicable.

(B)      "THRESHOLD" means:
                   Pledgor: Not applicable.
                   Secured Party: Not applicable.

(C)      "MINIMUM  TRANSFER  AMOUNT"  means  USD100,000;  provided,  that if the  aggregate  Certificate  Principal
                    Balance  of  Certificates  rated by S&P is less  than USD  50,000,000,  the  "Minimum  Transfer
                    Amount" shall mean USD 50,000.

(D)      ROUNDING.  The  Delivery  Amount  will be  rounded up and the Return  Amount  will be rounded  down to the nearest integral multiple of USD10,000.

(c)     VALUATION AND TIMING.

        (i)   "VALUATION AGENT" means Pledgor.

        (ii)  "VALUATION DATE" means each Local Business Day(2).

        (iii) "VALUATION  TIME"  means  the  close of  business  on the Local  Business  Day in the city  where the
              Valuation  Agent is located  immediately  preceding the  Valuation  Date or date of  calculation,  as applicable;  provided that the  calculations  of Value and Exposure will be made as of  approximately the same time on the same date.

______________

(1) If currency hedge, update Moody's Collateral Amounts and Valuation Percentages

(2) If not daily valuations, changes are required in the collateral amounts and valuation percentages

        (iv)  "NOTIFICATION TIME" means 11:00 A.M. (New York time).

        (v)   TRANSFER  TIMING AND  CALCULATIONS.  Paragraphs  4(b) and 4(c) are hereby  amended  and  restated  in entirety as set forth below.

                  "(b) TRANSFER TIMING.  Subject to Paragraphs 4(a) and 5 and unless otherwise  specified, if a demand for the  Transfer of Eligible  Credit  Support or Posted  Credit  Support is
                  made by the  Notification  Time, then the relevant  Transfer will be made not later than the  close  of  business  on  the  Valuation  Date;  if  a  demand  is  made  after  the
                  Notification  Time, then the relevant  Transfer will be made not later than the close of business on the next Local Business Day thereafter.

                  (c)  CALCULATIONS.  All  calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the  Valuation  Agent as of the Valuation  Time.  The Valuation
                  Agent will notify each party (or the other  party,  if the  Valuation  Agent is a party)
                  of its  calculations not later than the  Notification  Time on the applicable  Valuation
                  Date (or in the case of Paragraph  6(d),  the Local  Business Day  following  the day on which such relevant calculations are performed)."

(D)      CONDITIONS  PRECEDENT.  There shall be no "Specified  Condition" with respect to either party for purposes of this Annex.

(e)     SUBSTITUTION

              (i)   "SUBSTITUTION  DATE" means (A) the Local  Business Day on which the Secured Party  receives the
              Substitute  Credit Support,  if notice of substitution is received by the  Notification  Time on such date,  and (B) the Local  Business Day  following  the date on which the Secured  Party  receives the
              Substitute Credit Support, if notice of substitution is received after the Notification Time.

              (ii)  CONSENT OF SECURED PARTY FOR SUBSTITUTION.  Inapplicable.

(f)     DISPUTE RESOLUTION.

        (i)   "RESOLUTION  TIME"  means  12:00 noon,  New York time,  on the Local  Business  Day for both  parties following the date the Disputing Party gives notice of a dispute pursuant to Paragraph 5.

        (ii)  VALUE.  For the purpose of  Paragraphs 5(i)(C)  and 5(ii),  disputes  over the Value of Posted Credit
              Support  will be resolved by the  Valuation  Agent  seeking  bid-side  quotations  as of the relevant
              Recalculation  Date or date of Transfer,  as  applicable,  from three  parties that  regularly act as dealers in the  securities  in  question.  The Value will be the  arithmetic  mean of the  quotations obtained by the Valuation Agent,  multiplied by the applicable  Valuation  Percentage,  if any. If no quotations are available for a particular  security,  then the Valuation Agent's original calculation of Value thereof will be used for that security.

        (iii) ALTERNATIVE.  Subject to item (iv) below, the provisions of Paragraph 5 will apply.

        (iv)  MODIFICATION  OF  PARAGRAPH  5. The  introductory  paragraph  of  Paragraph 5  shall be  amended  and restated to read in its entirety as follows:

                  "If a party (a `Disputing  Party') disputes (I) the Valuation  Agent's  calculation of a
                  Delivery  Amount or a Return  Amount  or  (II) the  Value of any  Transfer  of  Eligible
                  Credit Support or Posted Credit Support, then:

                  (A) the  Disputing  Party will (x)  notify  the other  party  and,  if  applicable,  the
                  Valuation  Agent of the  amount it is  disputing,  (y)  indicate  what it  believes  the correct amount to be and (z) provide a statement  showing,  in reasonable detail, how it arrived at such amount and the appropriate  party will deliver the undisputed  amount to the other party not later than  (i) (a) the  close of business on the Valuation Date, if the demand made under  Paragraph 3 in the case of (I) above is made by the  Notification
                  Time,  or (b) the  close of business of the Local  Business  Day  following  the date on which the demand is made under  Paragraph 3 in the case of (I) above,  if such demand is made  after  the  Notification  Time,  or  (ii) the  close  of  business  of the date of
                  Transfer, in the case of (II) above;

                  (B) the parties will consult with each other and provide such  information  as the other party shall reasonably request in an attempt to resolve the dispute; and

                  (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g)     HOLDING AND USING POSTED COLLATERAL.

(i)     ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

              (1) The  Secured  Party  and its  Custodian  (if any)  will be  entitled  to hold  Posted  Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (A) it is not a Defaulting Party;

                  (B) Posted  Collateral  consisting  of Cash or  certificated  securities  that  cannot be paid or delivered  by  book-entry  may be held only in any state of the United  States  which has adopted the Uniform Commercial Code;

                  (C) the short-term rating of any Custodian shall be at least "A-1" by S&P

              (2) There shall be no Custodian for Pledgor.

        (ii)  USE OF POSTED  COLLATERAL.  The  provisions  of  Paragraph 6(c)  will not apply to Secured  Party and
              Secured Party will not have any right to use the Posted  Collateral  or take any action  specified in
              Paragraph 6(c).

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

              (i)   INTEREST RATE. The "INTEREST  RATE" will be the "Federal Funds  (Effective)"  rate as such rate is displayed on Telerate page 118 for such day under the caption "Effective".

              (ii)  AMENDMENT  OF  PARAGRAPH  6(D)(I)  -  DISTRIBUTIONS.  Clause  (d)(i)  of  Paragraph  6 shall be amended and restated to read in its entirety as follows:

                  "(i)  DISTRIBUTIONS.  If the Secured Party  receives  Distributions  on a Local Business
                  Day, it will  Transfer to Pledgor not later than the  following  Local  Business Day any
                  Distributions it receives."

              (iii) AMENDMENT  OF  PARAGRAPH   6(D)(II)  -  INTEREST  AMOUNT.   Clause  (d)(ii)  of
                    Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii)  INTEREST  AMOUNT.  In lieu of any interest,  dividends or other amounts paid with respect to Posted  Collateral  in the form of Cash (all of which may be  retained by the
                  Secured  Party),  the Secured Party will Transfer to the Pledgor on the 20th day of each calendar  month (or if such day is not a Local  Business  Day,  the next Local  Business
                  Day) the  Interest  Amount.  Any  Interest  Amount or portion  thereof  not  Transferred pursuant to this Paragraph  will  constitute  Posted  Collateral in the form of Cash and will be subject to the  security  interest  granted  under  Paragraph 2. For purposes of calculating  the Interest  Amount the amount of interest  calculated for each day of the interest  period shall be compounded  monthly."  Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.

(i)     DEMANDS AND NOTICES.

        All demands,  specifications  and notices under this Annex will be made pursuant to the Notices  Section of this Agreement.

(j)     ADDRESSES FOR TRANSFERS.

              Pledgor:              To be provided in writing by Pledgor to Secured Party.

              Secured Party:        RALI Series 2007-QS1 Trust
                                    c/o Deutsche Bank Trust Company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, California 92705
              Attention:            Trust Administration - RF07Q1
              Facsimile:            714-247-6000
              Phone:                714-855-1557

(k)     OTHER PROVISION(S).

              (i)   AMENDMENT OF PARAGRAPH 7 - EVENTS OF DEFAULT.  Clause (iii) of  Paragraph 7  shall not apply to
              Secured Party.

              (ii)  NON-RELIANCE.  Notwithstanding  the  obligations of the Secured Party under Paragraph 6(a), and without  limiting the generality of the final  sentence of Paragraph  6(a),  each party,  as Pledgor, acknowledges  that it has the means to monitor all  matters  relating  to all  valuations,  payments, defaults  and rights with respect to Posted  Collateral  without the need to rely on the other party, in its capacity as Secured  Party,  and that,  given the  provisions  of this Annex on  substitution, responsibility  for the  preservation  of the rights of the Pledgor  with respect to all such matters is reasonably allocated hereby to the Pledgor.

(iii)    AGREEMENT  AS TO SINGLE  SECURED  PARTY AND  PLEDGOR.  Each of  Pledgor  and  Secured  Party  agree  that, notwithstanding  anything to the contrary in the recital to this Annex,  Paragraph 1(b) or Paragraph
               2 or the  definitions  in  Paragraph  12, (a) the term  "Secured  Party" as used in this Annex means only  Secured  Party,  (b) the term  "Pledgor"  as used in this Annex means only  Pledgor,  (c) only
               Pledgor  makes the pledge and grant in Paragraph  2, the  acknowledgement  in the final  sentence of
               Paragraph  8(a) and the  representations  in  Paragraph 9 and (d) only  Pledgor  will be required to make Transfers of Eligible Credit Support hereunder.

(iv)     TRUSTEE.  The Trustee is hereby  authorized  to (i) make demands on behalf of the Secured  Party  pursuant to  Paragraph  3  hereunder  and (ii)  provide  notice on behalf of the  Secured  Party  pursuant to
               Paragraph 7 hereunder.  It is expressly  understood  and agreed by the parties  hereto that (i) this
               Credit  Support Annex is executed and delivered by Deutsche Bank Trust Company  Americas  ("DBTCA"),
               not  individually  or  personally  but  solely on behalf of the RALI  Series  2007-QS1  Trust in the exercise of the powers and  authority  conferred  and vested in it under the  Pooling and  Servicing
               Agreement and that as Secured Party all  protections  and  limitations on liability set forth in the related  Confirmation  shall apply to DBTCA as though fully set forth herein with the same force and effect,  (ii) all  agreements  by Secured  Party made herein are intended for the purpose of binding only such Trust,  and nothing  herein  contained  shall be construed as creating any  liability  for
               DBTCA,  individually or personally,  to perform any covenant  (either express or implied)  contained herein,  and all such liability,  if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties  hereto,  provided that nothing in this  paragraph  shall  relieve  DBTCA from  performing  its duties and  obligations under  the  Pooling  and  Servicing  Agreement  and  (iii)  under no  circumstances  shall  DBTCA be personally  liable for the payment of any  indebtedness  or expenses of such Trust, or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or undertaken by the such Trust or Secured Party under this Agreement or any related document.

(v)      COLLATERAL  ACCOUNT.  Secured  Party shall at all times  maintain  all Posted  Collateral  in a segregated trust account.

(vi)     EXTERNAL  CALCULATIONS.  At any time at which Pledgor (or, to the extent  applicable,  its Credit  Support
               Provider)  does not have a long-term  unsubordinated  and  unsecured  debt rating of at least "BBB+"
               from S&P,  the  Valuation  Agent shall (at its own  expense)  obtain  external  calculations  of the
               Secured Party's  Exposure from at least two Reference  Market-makers  on the last Local Business Day of each  calendar  month.  Any  determination  of the S&P  Collateral  Amount  shall be based on the greatest of the Secured  Party's  Exposure  determined  by the  Valuation  Agent and such  Reference
               Market-makers.  Such external  calculation may not be obtained from the same Reference  Market-maker more than four times in any 12-month period.

(vii)    NOTICE TO S&P. At any time at which Pledgor (or, to the extent  applicable,  its Credit Support  Provider)
               does not have a long-term  unsubordinated  and  unsecured  debt rating of at least  "BBB+" from S&P, the  Valuation  Agent  shall  provide  to S&P not  later  than the  Notification  Time on the  Local
               Business Day following each  Valuation Date its  calculations  of the Secured  Party's  Exposure and the Value of any Eligible  Credit  Support or Posted Credit  Support for that  Valuation  Date.  The
               Valuation Agent shall also provide to S&P any external marks of the Secured Party's Exposure.

(viii)   EXPENSES.  Pledgor shall be responsible  for all reasonable  costs and expenses  incurred by Secured Party in connection with the Transfer of any Eligible Collateral under this Annex.

(ix)     ADDITIONAL DEFINED TERMS.

               "DV01"  means,  with  respect  to a  Transaction  and  any  date  of  determination,  the sum of the estimated  change in the  Secured  Party's  Exposure  with  respect to such  Transaction  that would result from a one basis point change in the relevant  swap curve on such date,  as determined by the
               Valuation Agent in good faith and in a commercially  reasonable  manner.  The Valuation Agent shall, upon request of Secured  Party,  provide to Secured Party a statement  showing in reasonable  detail such calculation.

               "MOODY'S FIRST LEVEL ADDITIONAL  COLLATERALIZED AMOUNT" means, with respect to any Transaction,  the lesser of (x) the product of 15 and DV01 for such  Transaction  and such  Valuation Date and (y) the product  of 2% and the  Notional  Amount  for such  Transaction  for the  Calculation  Period  which includes such Valuation Date.

               "MOODY'S FIRST LEVEL  COLLATERAL  AMOUNT"  means,  (A) for any Valuation Date on which (I) a Moody's
               First Level  Downgrade has occurred and has been  continuing (x) for at least 30 Local Business Days or (y) since  this  Annex was  executed  and (II) it is not the case  that a  Moody's  Second  Level
               Downgrade has occurred and been  continuing  for at least 30 Local Business Days, an amount equal to the  greater  of (a)  zero  and  (b) the  sum of the  Secured  Party's  aggregate  Exposure  for all
               Transactions  and the aggregate of Moody's First Level  Additional  Collateralized  Amounts for each
               Transaction and (B)for any other Valuation Date, zero.

               "MOODY'S FIRST LEVEL VALUE" means,  for any date that the Moody's First Level  Collateral  Amount is determined and the Value of any Eligible  Collateral or Posted  Collateral  that is a security,  the bid price for such security  obtained by the Valuation  Agent  multiplied by the Moody's First Level
               Valuation Percentage for such security set forth on Schedule A hereto.

               "MOODY'S SECOND LEVEL ADDITIONAL COLLATERALIZED AMOUNT" means, with respect to any Transaction,

                  (1) if such  Transaction is not a  Transaction-Specific  Hedge,  the lesser of (i) the product of the 50 and DV01 for such  Transaction  and such Valuation Date and (ii) the product of 8% and the
                  Notional  Amount for such  Transaction  for the  Calculation  Period (as  defined in the  related
                  Transaction) which includes such Valuation Date; or

                  (2) if such  Transaction is a  Transaction-Specific  Hedge,  the lesser of (i) the product of the
                  65 and DV01 for such  Transaction  and such  Valuation  Date and (ii) the  product of 10% and the
                  Notional  Amount for such  Transaction  for the  Calculation  Period (as  defined in the  related
                  Transaction) which includes such Valuation Date.

               "MOODY'S SECOND LEVEL  COLLATERAL  AMOUNT" means, (A) for any Valuation Date on which it is the case that a Moody's  Second  Level  Downgrade  has  occurred  and been  continuing  for at least 30 Local
               Business  Days, an amount equal to the greatest of (a) zero,  (b) the  aggregate  amount of the Next
               Payments for all Next Payment Dates and (c) the sum of the Secured  Party's  aggregate  Exposure and the aggregate of Moody's Second Level  Additional  Collateralized  Amounts for each  Transaction and
               (B) for any other Valuation Date, zero.

               "MOODY'S  SECOND LEVEL VALUE" means,  for any date that the Moody's Second Level  Collateral  Amount is  determined  and the Value of any Eligible  Collateral or Posted  Collateral  that is a security, the bid price for such security  obtained by the Valuation  Agent  multiplied by the Moody's  Second
               Level Valuation Percentage for such security set forth on Schedule A hereto.

               "NEXT  PAYMENT"  means,  in respect of each Next Payment Date,  the greater of (i) the amount of any payments  due to be made by the Pledgor  pursuant to Section 2(a) on such Next Payment Date less any payments due to be made by the Secured  Party under  Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

               "NEXT PAYMENT DATE" means the next scheduled payment date under any Transaction.

               "REMAINING  WEIGHTED AVERAGE MATURITY" means,  with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

               "S&P COLLATERAL  AMOUNT" means,  (A) for any Valuation Date on which a S&P First Level Downgrade has occurred  and been  continuing  for at least 30 days or on which a S&P Second  Level  Downgrade  has occurred  and is  continuing,  an  amount  equal to the sum of (1)  100.0%  of the  Secured  Party's
               Exposure for such Valuation Date and (2) the product of the Volatility  Buffer for each  Transaction and the Notional Amount of such  Transaction  for the Calculation  Period (as defined in the related
               Transaction)  of such  Transaction  which  includes  such  Valuation  Date,  or (B)  for  any  other
               Valuation Date, zero.

               "S&P VALUE" means,  for any date that the S&P  Collateral  Amount is determined and the Value of any
               Eligible  Collateral  or Posted  Collateral  that is a  security,  the bid  price for such  security obtained by the Valuation  Agent  multiplied by the S&P Valuation  Percentage  for such security set forth on Schedule A hereto.

               "TRANSACTION-SPECIFIC  HEDGE"  means  any  Transaction  that  is  a  cap,  floor  or  swaption  or a
               Transaction  in respect  of which (x) the  notional  amount of the  interest  rate swap is  "balance guaranteed"  or (y) the  notional  amount  of the  interest  rate  swap for any  Calculation  Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

               "VOLATILITY  BUFFER" means, for any Transaction,  the related  percentage set forth in the following table:

                --------------------------- --------------- -------------- ---------------- -----------------

                The higher of the S&P         Remaining       Remaining       Remaining        Remaining
                short-term credit rating       Weighted       Weighted        Weighted          Weighted
                of (i) Pledgor and (ii)        Average         Average         Average      Average Maturity
                the Credit Support             Maturity       Maturity        Maturity       up to 30 years
                Provider of Pledgor, if     up to 3 years   up to 5 years  up to 10 years
                applicable
                --------------------------- --------------- -------------- ---------------- -----------------
                "A-2" or higher                 2.75%           3.25%           4.00%            4.75%
                --------------------------- --------------- -------------- ---------------- -----------------
                "A-3"                           3.25%           4.00%           5.00%            6.25%
                --------------------------- --------------- -------------- ---------------- -----------------
                "BB+" or lower                  3.50%           4.50%           6.75%            7.50%
                --------------------------- --------------- -------------- ---------------- -----------------

        IN WITNESS  WHEREOF,  the parties have executed this Annex on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.                          RALI SERIES 2007-QS1 TRUST

                                                              BY:    DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT
                                                              INDIVIDUALLY, BUT SOLELY AS TRUSTEE
By:   /s/ Anne Manevitz
      Name: Anne Manevitz
      Title: Authorized Signatory
         Date: 1/30/07                                        By:   /s/ Melissa Wilman
                                                                    Name: Melissa Wilman
                                                                    Title: Vice President
                                                                    Date: 1/30/07

                                                                                                         SCHEDULE A

                                                COLLATERAL SCHEDULE

THE MOODY'S FIRST LEVEL VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE MOODY'S FIRST LEVEL COLLATERAL AMOUNT.

THE MOODY'S SECOND LEVEL VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE MOODY'S SECOND LEVEL COLLATERAL
AMOUNT.

THE S&P VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE S&P COLLATERAL AMOUNT.

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
  ISDA COLLATERAL ASSET                            MOODY'S FIRST LEVEL       MOODY'S SECOND LEVEL               S&P
 DEFINITION (ICAD) CODE     REMAINING MATURITY    VALUATION PERCENTAGE       VALUATION PERCENTAGE      VALUATION PERCENTAGE
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
         US-CASH                   N/A                    100%                       100%                      100%
         EU-CASH                   N/A                     98%                        94%                      92.5%
         GB-CASH                   N/A                     98%                        95%                      94.1%
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
        US-TBILL
        US-TNOTE
        US-TBOND
      (fixed rate)            < 1 Year                 100%                       100%                      98.9%
--------------------------
                               1 to 2 years               100%                        99%                      98.0%
--------------------------
                               2 to 3 years               100%                        98%                      97.4%
--------------------------
                               3 to 5 years               100%                        97%                      95.5%
--------------------------
                               5 to 7 years               100%                        96%                      93.7%
--------------------------
                              7 to 10 years               100%                        94%                      92.5%
--------------------------
                              10 to 20 years              100%                        90%                      91.1%
--------------------------
                             > 20 years                100%                        88%                      88.6%
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
        US-TBILL
        US-TNOTE
        US-TBOND                                                                                           Not Eligible
     (floating rate)          All Maturities              100%                        99%                   Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
      GA-US-AGENCY             < 1 Year                100%                        99%                      98.5%
      (fixed rate)
                               1 to 2 years               100%                        99%                      97.7%
                               2 to 3 years               100%                        98%                      97.3%
                               3 to 5 years               100%                        96%                      94.5%
                               5 to 7 years               100%                        93%                      93.1%
                              7 to 10 years               100%                        93%                      90.7%
                              10 to 20 years              100%                        89%                      87.7%
                             > 20 years                100%                        87%                      84.4%
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
      GA-US-AGENCY            All Maturities              100%                        98%                  Not Eligible
     (floating rate)                                                                                        Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
 GA-EUROZONE-GOV (other                            Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
  than EU-CASH) (fixed
          rate)                                        by Moody's                 by Moody's                  by S&P
                              < 1 Year                  98%                        94%                      98.8%
                               1 to 2 years                98%                        93%                      97.9%
                               2 to 3 years                98%                        92%                      97.1%
                               3 to 5 years                98%                        90%                      91.2%
                               5 to 7 years                98%                        89%                      87.5%
                              7 to 10 years                98%                        88%                      83.8%
                              10 to 20 years               98%                        84%                      75.5%
                             > 20 years                 98%                        82%                  Not Eligible
                                                                                                            Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
 GA-EUROZONE-GOV (other                            Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
 than EU-CASH) (floating
          rate)                                        by Moody's                 by Moody's                  by S&P
                              All Maturities               98%                        93%                  Not Eligible
                                                                                                            Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
        GA-GB-GOV             < 1 Year                  98%                        94%                  Not Eligible
  (other than GB-CASH)                                                                                      Collateral
      (fixed rate)
                               1 to 2 years                98%                        93%                  Not Eligible
                                                                                                            Collateral
                               2 to 3 years                98%                        92%                  Not Eligible
                                                                                                            Collateral
                               3 to 5 years                98%                        91%                  Not Eligible
                                                                                                            Collateral
                               5 to 7 years                98%                        90%                  Not Eligible
                                                                                                            Collateral
                              7 to 10 years                98%                        89%                  Not Eligible
                                                                                                            Collateral
                              10 to 20 years               98%                        86%                  Not Eligible
                                                                                                            Collateral
                             > 20 years                 98%                        84%                  Not Eligible
                                                                                                            Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
        GA-GB-GOV             All Maturities               98%                        94%                  Not Eligible
  (other than GB-CASH)                                                                                      Collateral
     (floating rate)
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

The ISDA Collateral Asset Definition (ICAD) Codes used in this Collateral Schedule shall have the meanings set forth in the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the
International Swaps and Derivatives Association, Inc.